UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Lake Park Drive, Suite 380 Smyrna, Georgia	30080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 384-7220

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 13, 2010, we held a special meeting of our stockholders for the purpose of considering and voting upon proposals to (i) approve an amendment to our Certificate of Incorporation to increase our authorized shares of common stock, $0.001 par value, from 900,000,000 to 2,000,000,000 and (ii) approve a grant of discretionary authority to our Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our authorized, issued and outstanding common stock at any time within four months after the date stockholder approval is obtained at any one of the following ratios, as selected by our Board of Directors: 1-for-20, 1-for-30, 1-for-40, or 1-for-50.
The following is a summary of the voting results for each matter presented to our stockholders:
Proposal 1: Our stockholders approved the amendment to our Certificate of Incorporation to increase our authorized shares of common stock, $0.001 par value, from 900,000,000 to 2,000,000,000 as set forth below:

	Votes For	Votes Against	Abstentions
Total Shares Voted	611,770,164	59,182,225	2,626,726
Percentage of Outstanding Shares	78.2%	7.6%	0.0%
Percentage of Shares Voted	90.8%	8.8%	0.0%
Proposal 2: Our stockholders approved the grant of discretionary authority to our Board of Directors to amend our Certificate of Incorporation to effect a reverse stock split of our authorized, issued and outstanding common stock at any time within four months after the date stockholder approval is obtained at any one of the following ratios, as selected by our Board of Directors: 1-for-20, 1-for-30, 1-for-40, or 1-for-50 as set forth below:

	Votes For	Votes Against	Abstentions
Total Shares Voted	611,365,965	61,903,115	310,033
Percentage of Outstanding Shares	78.1%	7.9%	0.0%
Percentage of Shares Voted	90.8%	9.2%	0.0%

Item 8.01 Other Events.
On April 13, 2010, our Board of Directors filed a Certificate of Amendment to our Certificate of Incorporation to amend the first paragraph of Article IV thereof to increase our authorized shares of common stock, $0.001 par value, from 900,000,000 to 2,000,000,000. The amended first paragraph of Article IV reads in its entirety as follows:
“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 2,010,000,000 shares, which are divided into two classes consisting of: (a) 2,000,000,000 shares of Common Stock, par value $0.001 per share, and (b) 10,000,000 shares of Preferred Stock, par value $0.01 per share.”
The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description of Exhibit
Exhibit 3.1	Certificate of Amendment to the Certificate of Incorporation of GeoVax Labs, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 14, 2010

GEOVAX LABS, INC.
By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 3.1	Certificate of Amendment to the Certificate of Incorporation of GeoVax Labs, Inc.

4